UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 13, 2014

INTERNATIONAL FLAVORS & FRAGRANCES INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of International Flavors & Fragrances Inc. ("IFF" or the "Company") dated February 13, 2014 reporting IFF's financial results for the quarter and fiscal year ended December 31, 2013.

An audio webcast to discuss the Company's fourth quarter 2013 financial results and full year 2014 outlook will be held today, February 13, 2014, at 10:00 a.m. EST.  Interested parties can access the webcast and accompanying slide presentation on the Company's website at www.iff.com under the Investor Relations section.  For those unable to listen to the live broadcast, a replay will be available on the Company's website approximately one hour after the event and will remain available on the IFF website for one year.

Non-GAAP financial measures: In the attached press release and the referenced audio webcast, the Company uses the following non-GAAP financial operating measures: (i) adjusted earnings per share, (ii) adjusted gross margin, (iii) adjusted operating profit, (iv) adjusted operating profit margin, (v) adjusted net income, (vi) local currency sales, (vii) LFL, or like-for-like, (viii) adjusted effective tax rate, (ix) adjusted RSA, or research, selling and administrative expenses,  and (x) adjusted cash flow from operations. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. In discussing the Company’s historical and expected future results and financial condition, the Company believes it is meaningful for investors to be made aware of and to be assisted in a better understanding of, on a period-to-period comparable basis, financial amounts both including and excluding these identified items, as well as the impact of exchange rate fluctuations and the exit of certain low margin sales activities on operating results and financial condition. The Company believes such additional non-GAAP information provides investors with an overall perspective of the period-to-period performance of our business. In addition, management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis in terms of absolute performance, trends and expected future performance with respect to our business. A material limitation of these non-GAAP measures is that such measures do not reflect actual GAAP amounts, and payments pursuant to the Spanish tax settlement include actual cash outlays.  The Company compensates for such limitations by presenting the reconciliations contained in the attached press release to the most directly comparable GAAP measure. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release of International Flavors & Fragrances Inc., dated February 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

Dated:	February 13, 2014	/s/ Kevin C. Berryman
Name: Kevin C. Berryman

Title: Executive Vice President and Chief
Financial Officer

Exhibit Index

Number	Description
99.1	Press Release of International Flavors & Fragrances Inc. dated February 13, 2014